                                                                    Exhibit 1(v)

                     TWELFTH AMENDMENT DATED OCTOBER 6, 2006

                             TO JANUS ADVISER SERIES
                      AMENDED AND RESTATED TRUST INSTRUMENT
                              DATED MARCH 18, 2003

         Pursuant to authority granted by the Trustees, Schedule A of the Amended and Restated Trust Instrument is amended as follows to reflect establishment and designation of (i) Janus Institutional Cash Management Fund
(ICM); (ii) Janus Institutional Money Market Fund (MMF); (iii) Janus Institutional Government Money Market Fund (GMMF); (iv) Janus Institutional Tax-Exempt Money Market Fund (TEMMF); (v) Premium Shares and Institutional Shares of each of ICM, MMF, GMMF, and TEMMF; and (vi) Select and Primary Shares and Service Shares of MMF, GMMF and TEMMF (establishment and designation of Institutional and Service Shares subject to shareholder approval).


                                   SCHEDULE A

Series of the Trust                                         Available Classes
-------------------                                         -----------------

Janus Adviser Balanced Fund                                 Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class R Shares
                                                            Class S Shares

Janus Adviser Forty Fund                                    Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class R Shares
                                                            Class S Shares


Janus Adviser Contrarian Fund                               Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class R Shares
                                                            Class S Shares

Janus Adviser Flexible Bond Fund                            Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class R Shares
                                                            Class S Shares

Janus Adviser Fundamental Equity Fund                       Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class R Shares
                                                            Class S Shares

Janus Institutional Cash Management Fund                    Premium Shares
                                                            Institutional Shares

Janus Institutional Government Money Market Fund            Premium Shares
                                                            Select Shares
                                                            Primary Shares
                                                            Institutional Shares
                                                            Service Shares

Janus Institutional Money Market Fund                       Premium Shares
                                                            Select Shares
                                                            Primary Shares
                                                            Institutional Shares
                                                            Service Shares

Janus Institutional Tax-Exempt Money Market Fund            Premium Shares
                                                            Select Shares
                                                            Primary Shares
                                                            Institutional Shares
                                                            Service Shares

Janus Adviser International Equity Fund                     Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class R Shares
                                                            Class S Shares

Janus Adviser Large Cap Growth Fund                         Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class R Shares
                                                            Class S Shares

Janus Adviser Growth and Income Fund                        Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class R Shares
                                                            Class S Shares

Janus Adviser High-Yield Fund                               Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class R Shares
                                                            Class S Shares


Janus Adviser INTECH Risk-Managed Core Fund                 Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class R Shares
                                                            Class S Shares

Janus Adviser INTECH Risk-Managed Growth Fund               Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class R Shares
                                                            Class S Shares

Janus Adviser INTECH Risk-Managed Value Fund                Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class R Shares
                                                            Class S Shares

Janus Adviser International Growth Fund                     Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class R Shares
                                                            Class S Shares

Janus Adviser Long/Short Fund                               Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class R Shares
                                                            Class S Shares

Janus Adviser Mid Cap Growth Fund                           Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class R Shares
                                                            Class S Shares

Janus Adviser Mid Cap Value Fund                            Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class R Shares
                                                            Class S Shares

Janus Adviser Money Market Fund                             Class A Shares
                                                            Class C Shares
                                                            Class S Shares



Janus Adviser Orion Fund                                    Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class R Shares
                                                            Class S Shares

Janus Adviser Small Company Value Fund                      Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class R Shares
                                                            Class S Shares

Janus Adviser Small-Mid Growth Fund                         Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class R Shares
                                                            Class S Shares

Janus Adviser Worldwide Fund                                Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class R Shares
                                                            Class S Shares


[SEAL]